MERCURY ASSET MANAGEMENT FUNDS, INC.
                             Mercury Select Growth Fund

                            SUPPLEMENT DATED MAY 26, 2000
                         TO STATEMENT OF ADDITIONAL INFORMATION
                                DATED APRIL 28, 2000


Effective immediately, the cover page of the Statement of Additional Information filed with the Securities and Exchange Commission on April 28, 2000 is amended to add the following legend:

          Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This Statement of Additional Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.